I Share Prospectus

International Funds

Asia Pacific Equities

Emerging Markets Equities

Emerging Markets Income

Global Equities

This Prospectus tells you about the Institutional Class shares of four of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference. Sometimes we will refer to the funds in this prospectus as TCW International Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and US equity and fixed income investment products and services for investors around the world. With a team of more than 325 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class I shares of four of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the Funds in this Prospectus as the TCW International Funds.

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc.	Investment Objective	Principal Investment Strategies
TCW Asia Pacific Equities Fund	Long-term capital appreciation	Invests in equity securities of companies in the Asia Pacific Region, except Australia, Japan and New Zealand, or securities convertible into such equity securities.
TCW Emerging Markets Equities Fund	Long-term capital appreciation	Invests in equity securities of companies in emerging market countries around the world.
TCW Emerging Markets Income Fund	High total return from current income and capital appreciation	Invests in debt securities issued by Emerging Market Country governments or their agencies or instrumentalities or private corporate issuers.
TCW Global Equities Fund	Long-term capital appreciation	Invests in equity securities of companies located in countries in the MSCI World Index.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Fund will do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

All of the TCW International Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in the Funds’ portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it invests primarily in the assets of foreign governments or companies. Because the Asia Pacific Equities, Emerging Markets Equities and Emerging Markets Income Funds invest in securities of emerging market countries, the risk factors listed above are more likely to occur. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the TCW International Funds hold various foreign currencies, the value of the net assets of these Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

•	PORTFOLIO MANAGEMENT RISK

There is the possibility that the strategies used by the Advisor and its securities selections will fail to produce the intended results.

•	NON-DIVERSIFICATION RISK

Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurence than a diversified fund.

Each Fund may also be subject (in varying degrees) to the following risks:

•	LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund is subject to liquidity risk because foreign securities may be less liquid than U.S. securities.

•	PRICE VOLATILITY

There is the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. Each Fund (except the Emerging Markets Income Fund) is subject to this risk. In addition, the Emerging Markets Income Fund is subject to price volatility because it invests in low rated emerging market debt and defaulted securities.

•	CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as payment of principal and/or interest on an instrument, or goes bankrupt.

Because the TCW International Funds are non-diversified for Investment Company Act of 1940 (“1940 Act”) purposes, they may invest more than 5%

of its total assets in the securities of any one issuer. Consequently, their exposure to credit and market risks associated with that issuer is increased.

A more detailed explanation of risks is presented under the “Risk Considerations of Investing” section at page 23.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person; you may lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Performance Summary

The barchart and table below show each Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The barchart shows you how the Fund’s performance has varied from year to year and includes the performance of the predecessor limited partnership of each Fund (except for the Asia Pacific Equities and Emerging Markets Equities Funds), which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The table compares the before and after tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (“1940 Act”). Both tables assume reinvestment of dividends and distributions.

The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Year by year total return (%)

as of December 31 each year

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Asia Pacific Equities Fund
Quarter ended December 31, 1999	46.17% (Best)
Quarter ended December 31, 1997	– 31.29% (Worst)
• Emerging Markets Equities Fund
Quarter ended December 31, 1999	39.09% (Best)
Quarter ended September 30, 1998	– 24.90% (Worst)
• Emerging Markets Income Fund
Quarter ended December 31, 1998	18.53% (Best)
Quarter ended September 30, 1998	– 32.60% (Worst)
• Global Equities Fund
Quarter ended December 31, 1999	29.72% (Best)
Quarter ended September 30, 2002	– 23.86% (Worst)

Average Annual Total Returns For the Periods ended December 31, 2006	1 Year	5 Years	From Inception/ Registration or 10 Years
• Asia Pacific Equities Fund
Return Before Taxes	34.89%	17.12%	6.99%*
Return After Taxes on Distributions	32.46%	16.18%	5.87%*
Return After Taxes on Distributions and Sale of Fund Shares	23.71%	14.75%	5.49%*

MSCI Total Return All Countries Far East Free (ex-Japan) Index(1)	32.20%	20.04%	2.86%*
• Emerging Markets Equities Fund
Return Before Taxes	28.11%	22.19%	8.57%*
Return After Taxes on Distributions	27.94%	21.65%	8.24%*
Return After Taxes on Distributions and Sale of Fund Shares	18.43%	19.39%	7.38%*

MSCI Emerging Markets Free Equity Index(2)	32.59%	26.97%	9.40%*
• Emerging Markets Income Fund
Return Before Taxes from Registration Date (6/1/98)	8.21%	13.95%	10.97%
Return After Taxes on Distributions from Registration Date	5.20%	9.20%	6.20%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	6.40%	9.36%	6.50%

JP Morgan EMBI Global Diversified Index from Registration Date(3)	9.86%	13.43%	11.15%

Return Before Taxes Including Limited Partnership Performance	8.21%	13.95%	11.15%

Average Annual Total Returns For the Periods ended December 31, 2006	1 Year	5 Years	From Inception/ Registration or 10 Years
• Global Equities Fund
Return Before Taxes from Registration Date (11/1/97)	21.07%	10.24%	5.81%
Return After Taxes on Distributions from Registration Date	21.02%	10.23%	5.15%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	13.77%	8.93%	4.67%

MSCI World Index from Registration Date(4)	20.65%	10.49%	7.43%

Return Before Taxes Including Limited Partnership Performance	21.07%	10.24%	5.82%

*Represents 10 year return

(1) The MSCI Total Return USD All Countries Far East (ex-Japan) Index is a market capitalization-weighted equity index comprising nine countries in the Far East-two developed markets excluding Japan and seven emerging markets.

(2) The MSCI Emerging Markets Free Equity Index is a market capitalization-weighted index of over 800 stocks traded in 26 world markets.

(3) The JP Morgan EMBI Global Diversified Index is a market capitalization-weighted total return index of US dollars and other external currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

(4) The MSCI World Index is an unmanaged market capitalization-weighted Index that is designed to represent the performance of developed stock markets of 23 countries throughout the world, including the United States, Europe, Canada, Australia, New Zealand and the Far East-comprising approximately 1,921 securities, with values expressed in US dollars.

Fund Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees. However, the TCW International Funds have a 2.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE

		Asia Pacific Equities	Emerging Markets Equities	Emerging Markets Income	Global Equities
Shareholder Transaction Fees
1)	Redemption Fees	2.00%	2.00%	2.00%	2.00%
2)	Exchange Fees	2.00%	2.00%	2.00%	2.00%
3)	Contingent Deferred Sales Load	None	None	None	None
4)	Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None
5)	Sales Charges (Load) on Purchases	None	None	None	None

Annual Fund Operating Expenses
	Management Fees	1.00%	1.00%	0.75%	0.75%
	Distribution (12b-1) Fees	None	None	None	None
	Other Expenses	1.05%	1.40%	0.42%	0.53%
	Total Annual Fund Operating Expenses	2.05%(1)	2.40%(2)	1.17%	1.28%

(1) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.85% of net assets as a result of the expense limitation.

(2) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.94% of net assets as a result of the expense limitation.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Asia Pacific Equities	$208	$643	$1,103	$2,379
Emerging Markets Equities	$243	$748	$1,280	$2,736
Emerging Markets Income	$119	$372	$644	$1,420
Global Equities	$130	$406	$702	$1,545

TCW Asia Pacific Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies in the Asia Pacific Region (“Asia-Pacific Countries”), except Australia, Japan and New Zealand. At least 80% of the value of the Fund’s net assets (plus amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in equity securities of Asian Pacific Companies, including rights or warrants to purchase common or preferred stocks; securities convertible into common or preferred stocks; American Depository Receipts (ADRs); Global Depository Receipts (GDRs); equity linked notes; and other securities with equity characteristics. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

Concepts to understand

Asia Pacific Company is a company that: (i) is organized under the laws of an Asia-Pacific Country or has a principal office in Asia; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Asia-Pacific Countries or has at least 50% of its assets situated in Asia-Pacific Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Asia-Pacific Country.

The Fund will generally invest its portfolio securities among at least three Asia-Pacific Countries.

In managing the Fund’s investments, the Sub-Advisor utilizes an investment process that incorporates both a “top-down” and “bottom-up” analysis of the Asia-Pacific Countries. The “top-down” analysis focuses on an evaluation of the global environment. The Sub-Advisor then complements its “top-down” analysis with a “bottom-up” analysis. The Sub-Advisor uses “bottom-up” analysis to determine country allocation based on estimated earnings. The key factors that may be used by the Sub-Advisor in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market’s earnings multiple are:

•	liquidity

•	historical valuations

•	the sustainability of economic growth and political environment

The Sub-Advisor then performs an industry analysis and screens companies based on certain quantitative analyses.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Sub-Advisor determines to take advantage of a better investment opportunity.

The Fund may invest some assets in foreign currency futures, forward contracts, options and futures. These practices are used primarily to hedge the Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

Winson Fong and Ken Park are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio of non-U.S. stocks, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “foreign investing risk,” “liquidity risk,” “price volatility,” “equity risk” and “geographic concentration risk.” Because the Fund invests almost all of its assets in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies. The Fund’s returns may vary and you could lose money. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions. Geographic concentration risk is the risk that the Fund will focus its investments in a particular region. Because the Advisor concentrates the Fund’s in the Asia Pacific Region, the Fund’s performance is expected to be closely tied to social, political and economic conditions within the region and to be more volatile than the performance of more geographically diversified funds.

TCW Emerging Markets Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of companies in Emerging Market Countries.

The Fund will generally invest its assets among at least five Emerging Market Countries. At least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in Emerging Market Company equity-related securities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. Equity-related securities include common and preferred stocks; rights or warrants to purchase common or preferred stocks; securities convertible into common or preferred stocks; ADRs; GDRs; and other securities with equity characteristics.

Concepts to understand

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”), as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

Emerging Market Company is a company that: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

In managing the Fund’s investments, the Sub-Advisor utilizes a process which combines asset allocation, stock selection and market dynamics. This process combines the Sub-Advisor’s country targets with its best stock ideas, using market dynamics and judgment to construct the Fund’s investment portfolio. In allocating investments among Emerging Markets Countries, the Sub-Advisor attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal economic, political, market and valuation factors.

In selecting individual stocks, the Sub-Advisor first uses qualitative and quantitative criteria. These qualitative and quantitative criteria include a variety of factors such as: quality of management, corporate governance record, corporate competitive advantage, company operating environment, valuation measures (i.e., price/earnings ratio, price/book value ratio), the company’s return on equity and the company’s debt level. The Sub-Advisor then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

•	quality of earnings

•	key drivers and sensitivities of earnings

•	short term and long term earnings potential

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Sub-Advisor determines to take advantage of a better investment opportunity.

The Fund may invest assets in options, futures, foreign currency futures and forward contracts. These practices are used to hedge the Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

Sarah Pohlinger is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio of non-U.S. stocks, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “foreign investing risk,” “liquidity risk,” “price volatility” and “equity risk.” Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies. The Fund’s returns may vary and you could lose money. Equity risk is the risk that stocks and other equity securities generally fluctuate more in value than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

TCW Emerging Markets Income Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries, or debt securities denominated in the currency of an Emerging Market Country. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody’s. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” The Fund will generally invest in at least four Emerging Market Countries.

Concepts to understand

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

Emerging Market Company is a company that: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

In allocating investments among the various Emerging Market Countries, the Advisor attempts to analyze internal political, market and economic factors. The factors include:

•	public finances

•	monetary policy

•	external accounts

•	financial markets

•	foreign investment regulations

•	stability of exchange rate policy and labor conditions

The Fund may invest up to 40% of its total assets in structured investments that may be either subordinated or unsubordinated, and in indexed debt securities.

The Fund may invest up to 20% of its total assets in defaulted securities. The Fund will invest in defaulted corporate securities where the Advisor believes the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the Fund may invest in defaulted sovereign investments where the Advisor believes the expected debt sustainability of the country exceeds current market valuations.

The Fund may invest assets in options, swaps (including credit default swaps), futures, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices sometimes may reduce returns or increase volatility.

Typically, the Fund sells an individual security when there is a perceived deterioration in the credit fundamentals of the issuer, there are negative macro geo-political considerations that may affect the issuer or the Advisor determines to take advantage of a better investment opportunity.

Luz M. Padilla is the Fund’s portfolio manager.

Main Risks

The primary risks affecting this Fund are “foreign investing risk,” “liquidity risk,” “credit risk,” “interest rate risk,” “price volatility,” and “defaulted securities risk.” The Fund’s returns may vary, and you could lose money. Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. securities. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in securities that are below investment grade or have no minimum credit rating. Debt securities that are rated below investment grade are considered to be speculative with respect to an issuer’s ability to pay principal and interest. Those securities rated below investment grade are also commonly known as “junk” bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall when interest rates rise. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and may use hedging techniques. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. issuers. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in a bankruptcy or insolvency proceeding) is subject to significant uncertainties. Insolvency laws and practices in foreign issuers’ jurisdictions are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers is considered speculative.

TCW Global Equities Fund

Investment Objectives/Approach

The Fund seeks long-term appreciation. To pursue this goal, it invests principally in the equity securities of companies in countries in the MSCI World Index. Countries in the MSCI World Index include Australia, Canada, Hong Kong, Japan, New Zealand, Singapore the United States and those located in Western Europe. At least 80% of the value of the Fund’s net assets (plus amounts borrowed for investment purposes) will be invested except when maintaining a temporary defensive position in the equity securities of companies in countries in the MSCI World Index, including common stocks; preferred stocks; rights or warrants to purchase common or preferred stock; American Depository Receipts (“ADRs”); Global Depository Receipts (“GDRs”); and securities convertible into common or preferred stocks. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

Concepts to understand

Capital appreciation is an investment objective of having the goal of selecting securities with the potential to rise in price rather than payout income.

In managing the Fund’s investments, the Sub-Advisor utilizes active portfolio management combining quantitative and fundamental analysis. The Sub-Advisor also utilizes a “bottom-up” approach based on:

•	stock screening and ranking according to relativie value and sustainable growth criteria

•	a dynamic style rotation process

•	a fundamental comparative analysis

Typically, the Fund sells an individual security when there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, style weightings are rebalanced, the investment becomes fully valued or the Sub-Advisor determines to take advantage of a better investment opportunity.

Michel Menigoz is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio of non-U.S. stocks, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting the Fund are “foreign investing risk,” “liquidity risk,” “price volatility,” and “equity risk.” Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies. The Fund returns may vary and you could lose money. Equity risk is the risk that stocks and other equity securities generally fluctuate more in value than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Risk Considerations of Investing

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about the type of security, market reactions to political or economic events, and tax and regulatory effects (including the lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.

Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the long term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund’s shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. Foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S.

dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the TCW International Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these techniques, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. In addition, there is no assurance that such techniques will be used successfully, and the Funds could lose money through the use of such techniques. Please see the Statement of Additional Information for further information.

With respect to the Emerging Markets Equities and Emerging Markets Income Funds, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries is not highly developed, and, in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Funds may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regard to forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds’ net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Investors should recognize that investing in securities of emerging market countries through investment in the TCW International Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Risks Associated With

Emerging Market Countries

Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the TCW International Funds invest and adversely affect the value of a Fund’s assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk”. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Debt Securities

Debt securities are subject to two primary types of risk: credit risk and interest rate risk.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

The Emerging Markets Income Fund may invest in debt instruments rated below investment grade or in default. Debt securities that are rated below investment grade or which are in default are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund’s investment objective will be more dependent on the Advisor’s analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for a Fund to value accurately certain portfolio securities.

“Interest rate risk” refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of debt securities and falling interest rates will have a positive effect on value. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Each of the TCW International Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund’s investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status

Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of a Fund’s total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Management of the Funds

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2006, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had approximately $145 billion under management or committed to management.

Investment Sub-Advisors

Société Générale Asset Management International Ltd. (“SGAMI”) (regulated by the Financial Services Authority in the United Kingdom), Sub-Advisor to the Emerging Markets Equities and Global Equities Funds is headquartered at Exchange House, 9th Floor, Primrose Street, London, United Kingdom EC2A 2EF. SG Asset Management (Singapore) Ltd. (“SGAM Singapore”), Sub-Advisor to the Asia Pacific Equities Fund is headquartered at #13-03 80 Robinson Road, Singapore 068898.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*
Winson Fong	Chief Investment Officer, SGAM Singapore.
Michel Menigoz	Head of Global Equities, Société Générale Asset Management S.A.
Luz M. Padilla	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Ken Park	Senior Portfolio Manager, SGAM Singapore since August 2005. Previously, a market specialist with Schroeders Korea Ltd.
Sarah Pohlinger	Fund Manager, of SGAMI Management Company.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in the Funds, a description of their compensation structure and information about the accounts they manage.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Asia Pacific Equities	1.00%
Emerging Markets Equities	1.00%
Emerging Markets Income	0.75%
Global Equities	0.75%

The Advisor has retained, at its sole expense, SGAM Singapore to provide investment advisory services for the Asia Pacific Equities Fund and SGAMI to provide investment advisory services for the Emerging Markets Equities and Global Equities Funds. Under the Sub-Advisory Agreements, the Sub-Advisors assist the Advisor in performing its advisory functions in respect of the Funds.

A discussion regarding the basis for the Board of Directors approval of the Advisory and Sub-Advisory Agreements of the Funds is contained in the Funds’ annual report to shareholders for the twelve months ended October 31, 2006.

The Advisory and Sub-Advisory Agreements provide that the Advisor and Sub-Advisors, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor or Sub-Advisors in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. The amount of these payments is determined from time to time by the Advisor and may differ for different financial intermediaries. These payments are in addition to any fees that may be paid by the Funds for these types of or other services. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid.

Multiple Class Structure

Certain of the TCW Funds offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the TCW International Funds offers the I Class. The Emerging Markets Income Fund and the Global Equities Fund also offer the Class N shares by separate prospectus. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because the expenses of each class may differ, the performance of each class is expected to differ.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediary”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. Such situations are particulary relevant for Funds that hold securities that trade primarily in overseas markets because of the time difference between when foreign markets close and when the Funds calculate their net asset values, and are also relevant to the extent a Fund holds securities of companies with relatively small capitalizations because the market prices of such securities may be less reliable and more volatile than securities of larger companies. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Board of Directors has authorized the use of a research service to assist with the determination of the fair value of certain foreign securities except with respect to the Emerging Markets Income Fund. A research service may use statistical analyses and quantitative models to fair value as of the time a Fund calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by the service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Minimums

	Initial	IRA	Additional
All International Funds	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line bill checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Funds’ transfer agent or a dealer, broker or other service provider. However, the Funds are not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Funds, generate expenses and adversely affect performance. Accordingly, the TCW International Funds impose a short-term redemption fee on shares owned less than 90 days equal to 2.00% of the value of the shares redeemed. This amount will be paid to the applicable Fund, not to the Advisor. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. This redemption fee does not apply to 401(k) or other group retirement accounts (although the redemption fee is applied to the Advisor’s retirement savings program), to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short term trading), to certain omnibus accounts maintained by brokers and other financial institutions, to automatic investment programs such as dividend reinvestment, or to transactions pursuant to the Funds’ systematic investment or withdrawal program. The redemption fee will be waived in the event of death of a shareholder. Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may not be subject to the TCW International Funds’ redemption fee policy, shareholders trading through such accounts may redeem their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or bank account different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Fund into another. The Funds are not intended to serve as a vehicle for frequent trading because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the TCW International Funds have a short-term exchange fee on shares owned less than 90 days equal to 2.00% of the value of the shares exchanged. You must meet the investment minimum of the Fund you are exchanging into. The exchange fee does not apply to 401(k) or other group retirement accounts (although the exchange fee is applied to the Advisor’s retirement savings program), to certain omnibus accounts maintained by brokers and other financial institutions, and to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading). You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may, not be subject to the TCW International Funds’ exchange fee policy, shareholders trading through such accounts may exchange their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor wil not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these trading limits are permitted to redeem their shares. In addition, exchanges and redemptions out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to the TCW Money Market Fund, certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing
Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)
Via Express, Registered or Certified Mail
TCW Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services LLC
Account No. 182380074993
Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)
Via Exchange
Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail
Write a letter of instruction that includes:
•your name(s) and signature(s) as they appear on the account form •your account number •the Fund name •the dollar amount you want to sell or exchange •how and where to send the proceeds
Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).
Mail your letter of instruction to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation..

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan:    As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contracting the transfer agent sufficiently in advance of the next withdrawal date.
To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486 Outside the U.S. (414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of the Emerging Markets Income Fund will be declared and paid monthly. Dividends from the net investment income of each other Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax Advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll free number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (ii) to certain third parties as necessary to provide services for the Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). There complete holdings lists are not contained on the Fund’s website. Top ten quarter-end holdings lists for each U.S. and international equity fund and the High Yield Bond Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release of the Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrator, as necessary for the provision of services to the Funds. No compensation is received by the Funds or the Advisor in connection with the disclosure of portfolio holdings information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Asia Pacific Equities Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$10.21	$9.09	$8.92	$6.61	$6.20

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.08	0.15	0.05	0.02	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.27	1.39	0.15	2.29	0.44

Total from Investment Operations	3.35	1.54	0.20	2.31	0.41

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.04)	(0.03)	—	—
Distributions from Net Realized Gain	(0.78)	(0.38)	—	—	—

Total Distributions	(0.91)	(0.42)	(0.03)	—	—

Redemption Fees	0.00 (2)	0.00 (2)

Net Asset Value per Share, End of Year	$12.65	$10.21	$9.09	$8.92	$6.61

Total Return	34.52%	17.26%	2.28%	34.95%	6.61%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$22,979	$16,889	$11,678	$12,132	$8,777
Ratio of Expenses to Average Net Assets(3)	1.85%	1.97%	2.10%	2.21%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.73%	1.50%	0.55%	0.32%	(0.40)%
Portfolio Turnover Rate	131.13%	192.31%	119.25%	137.49%	88.24%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $0.01.

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.05%, 2.46%, 2.45%, 2.48% and 2.18% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Equities Fund

	Year Ended October 31
	2006		2005		2004		2003	2002
Net Asset Value per Share, Beginning of Year	$12.78		$10.12		$8.95		$6.42	$6.24

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.21		0.11		0.06	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.45		2.65		1.14		2.56	0.18

Total from Investment Operations	3.61		2.86		1.25		2.62	0.26

Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.20)		(0.08)		(0.09)	(0.08)

Redemption Fees	0.01		0.00	(3)	—		—	—

Net Asset Value per Share, End of Year	$16.17		$12.78		$10.12		$8.95	$6.42

Total Return	28.59%		28.70%		14.01%		41.32%	4.14%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,439		$12,500		$8,155		$19,367	$24,504
Ratio of Expenses to Average Net Assets	1.94%	(1)	2.03%	(1)	2.11%	(1)	1.85%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%		1.80%		1.12%		0.90%	1.16%
Portfolio Turnover Rate	149.58%		84.22%		137.15%		47.98%	17.34%

(1) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.40%, 2.452% and 2.12% for the years ended October 31, 2006, 2005 and 2004, respectively.

(2) Computed using average shares outstanding throughout the period.

(3) Amount rounds to less than $0.01.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Income Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$8.03	$7.98	$9.60	$7.93	$8.21

Income from Investment Operations:
Net Investment Income(1)	0.40	0.55	0.61	0.79	0.76
Net Realized and Unrealized Gain on Investments	0.24	0.25	0.38	1.73	0.25

Total from Investment Operations	0.64	0.80	0.99	2.52	1.01

Less Distributions:
Distributions from Net Investment Income	(0.45)	(0.46)	(0.49)	(0.71)	(0.71)
Distributions from Net Realized Gain	(0.23)	(0.28)	(2.12)	(0.14)	(0.58)

Total Distributions	(0.68)	(0.74)	(2.61)	(0.85)	(1.29)

Redemption Fees	0.00 (2)	(0.01)	—	—	—

Net Asset Value per Share, End of Period	$7.99	$8.03	$7.98	$9.60	$7.93

Total Return	8.31%	10.06%	12.53%	33.06%	12.96%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,779	$69,810	$49,703	$46,794	$81,758
Ratio of Expenses to Average Net Assets	1.17%	1.16%	1.20%	1.07%	1.10%
Ratio of Net Investment Income to Average Net Assets	4.97%	6.83%	7.74%	8.76%	9.52%
Portfolio Turnover Rate	149.79%	92.86%	79.63%	115.50%	73.13%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $0.01.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Global Equities Fund

	Year Ended October 31
	2006		2005	2004		2003		2002
Net Asset Value per Share, Beginning of Period	$10.96		$9.44	$8.65		$6.92		$8.32

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.09		0.00	(0.03)		0.00	(2)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.77		1.52	0.82		1.73		(1.41)

Total from Investment Operations	2.86		1.52	0.79		1.73		(1.40)

Redemption Fees	0.00	(2)	—	—		—		—

Net Asset Value per Share, End of Period	$13.82		$10.96	$9.44		$8.65		$6.92

Total Return	26.10%		16.10%	9.13%		25.00%		(16.83)%

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$52,099		$26,518	$14,293		$25,206		$36,661
Ratio of Expenses to Average Net Assets	1.28%		1.63%	1.72%	(3)	1.58%		1.17%
Ratio of Net Investment Income to Average Net Assets	0.74%		0.03%	(0.36)%		0.02%		0.16%
Portfolio Turnover Rate	209.16%		114.71%	101.73%		92.92%		123.93%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $0.01.

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.50% for the year ended October 31, 2004.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at http://www.sec.gov. to view text-only versions of Fund documents filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829) or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

US Equity Funds

TCW Balanced Fund

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

TCW Focused Equities

TCW Growth Equities Fund

TCW Large Cap Core Fund

TCW Large Cap Growth Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

US Fixed Income Funds

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Money Market Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

International Funds

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcw.com

SEC file number: 811 7170

FUNDiip207